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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  JUNE 16, 2003

                Date of Report (Date of earliest event reported)



                      ARABIAN AMERICAN DEVELOPMENT COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-6247                   75-1256622
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)



           10830 N. CENTRAL EXPRESSWAY, SUITE 175
                        DALLAS, TEXAS                               75231
          (Address of principal executive offices)               (Zip Code)


                                 (214) 692-7872
               Registrant's telephone number, including area code


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Item 4.  Changes in Registrant's Certifying Accountant

(b)      New independent accountant

         On June 16, 2003, Moore Stephens Travis Wolff, L.L.P. was engaged as the new independent accountant of Arabian American Development Company. The Company has not previously consulted with Moore Stephens Travis Wolff, L.L.P. on any matter during the Company's two most recent fiscal years or any subsequent interim period.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ARABIAN AMERICAN DEVELOPMENT COMPANY



                                 By: /s/ Drew Wilson, Jr.
                                     -------------------------------------------
                                     Drew Wilson, Jr.
                                     Secretary/Treasurer



Date: June 16, 2003